ARTHUR ANDERSEN

                                                                   Exhibit 23











                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS





         As independent public accountants, we hereby consent to the incorporation of our report dated February 28, 2001 on the financial statements of Savannah Electric and Power Company, included in this Form 8-K, into Savannah Electric and Power Company's previously filed Registration Statement File No. 333-46171.




/s/Arthur Andersen LLP
Atlanta, Georgia
February 28, 2001